THE PRUDENTIAL SERIES FUND
PSF Small-Cap Value Portfolio
SUMMARY PROSPECTUS • April 26, 2021

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can ﬁnd the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-346-3778 or by sending an e-mail to: service@prudential.com. The Portfolio’s Prospectus and SAI, both dated April 26, 2021, as supplemented and amended from time to time, and the Portfolio’s most recent shareholder report, dated December 31, 2020 are all hereby incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	0.90%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.13%
= Total Annual Portfolio Operating Expenses	1.03%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Small-Cap Value (formerly, SP Small-Cap Value) Class I Shares	$105	$328	$569	$1,259
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 69% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio may still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.
43SUMPROS

The Portfolio seeks to invest in companies that are believed to be undervalued in the marketplace. The Portfolio may invest up to 25% of its assets in foreign securities. Although the Portfolio will invest primarily in publicly traded US securities, including real estate investment trusts (REITs), it may also invest in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Portfolio seeks to meet its investment objective by investing in value opportunities that the subadviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small and Medium Sized Company Risk. Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of the Russell 2000 Value Index which includes stocks of companies with similar investment objective.

Best Quarter:		Worst Quarter:
31.19%	4th Quarter 2020	-35.97%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
PSF Small-Cap Value Class I Shares	1.90%	8.71%	8.87%
Index
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	19.99%	13.64%	11.97%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Goldman Sachs Asset Management, L.P.	Sally Pope Davis	Managing Director	January 2006
		Robert Crystal	Managing Director	March 2006
		Sean A. Butkus, CFA	Managing Director	February 2012
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

By Mail:	The Prudential Series Fund, 655 Broad Street, Newark, NJ 07102
By Telephone:	1-800-346-3778
On the Internet:	www.prudential.com/variableinsuranceportfolios
43SUMPROS